INVESTOR PRESENTATION 6.2020 1

CONTENTS Company Overview Page 3 Case Studies Page 16 Appendix Page 23 2

WHY INVEST?  Exceptional gateway portfolio at discounted valuation: Modernized, boutique office properties in strategic submarkets  Durable cash flows: 98% leased with strong rent roll and limited near-term expirations  Investment grade balance sheet: Strong liquidity and flexibility on future capital projects  Multiple growth drivers: Embedded NOI growth from signed leases and attractive development pipeline 3

DESIRABLE BUILDINGS IN PRIME LOCATIONS 201 California 315 Park Ave. S. 229 W. 43rd St. 114 Fifth Ave. 249 W. 17th 218 W. 18th San Francisco New York New York New York New York New York 333 Market St. 95 Columbus 149 Madison 799 Broadway 101 Franklin St. Terminal Warehouse San Francisco Jersey City, NJ New York New York New York New York (redevelopment) (development) (redevelopment) (redevelopment) 650 California St. San Francisco 116 Huntington Ave. 98% leased Boston 221 Main St. San Francisco University Circle 1800 M Street Market Square 80 M Street Palo Alto, CA Washington, D.C. Washington, D.C. Washington, D.C. 4

LEADING GATEWAY SUBMARKETS NEW YORK SAN FRANCISCO WASHINGTON, D.C. Terminal Warehouse 201 California 101 Franklin 2.4M total SF 2.2M total SF 1.5M total SF 1 98% leased 97% leased 95% leased Data for properties owned in unconsolidated joint ventures presented at 100%. 1New York metrics exclude 799 Broadway, 101 Franklin Street, and Terminal Warehouse. 5

REDEVELOPED PORTFOLIO Modest capital needs going forward Portfolio has recently received substantial renovations Properties now positioned among best-in-class for competitive sets 6

ATTRACTIVE DIVIDEND YIELD DIVIDEND YIELD vs. GATEWAY OFFICE PEERS 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% KRC DEI HPP BXP PGRE ESRT CXP VNO SLG As of 5.29.20 7

LIMITED NEAR-TERM ROLLOVER LEASE EXPIRATIONS BY YEAR (% OF ALR) 35% 31% 30% 25% 6.4 years Average remaining lease term 20% 16% 15% 12% 11% 10% 9% 8% 6% 5% 4% 2% 2% 0% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029+ Note: Amounts may not sum to 100% due to rounding. 8

STRONG RENT COLLECTIONS April May (as of 5.27.20) Total Rents Total Rents 97% 95% collected collected Office Rents Office Rents 99% 97% collected collected 9

STRONG & FLEXIBLE BALANCE SHEET

INVESTMENT GRADE RATINGS

Baa2 BBB

$316 million
Cash[1]

15% / 85%
Secured / Unsecured

35%
Net Debt to Real-Estate Assets[2]

$4.1 billion
Unencumbered Assets (89% of total portfolio)[1]

DEBT MATURITIES



DEBT OUTSTANDING ($M)
0
100
200
300
400
500
600
700
Mortgage Debt - JV
Bonds
Term Loans
Line of Credit
Terminal Warehouse3
5.68%
$54
799 Broadway4
5.70%
$61
3.07%
$150
2.94%
$5014
Market Square5
$166
2.55%
$300
4.15%
$350
3.65%
$350
2020
2021
2022
2023
2024
2025
2026

[1] Includes CXP's interest in unconsolidated joint ventures.
[2] Non-GAAP financial measure; Net Debt to Gross Real Estate Assets includes our interest in joint ventures and is calculated as debt less cash, as a percentage of undepreciated assets.
[3] Reflects 8.65% of the acquisition loan secured by Terminal Warehouse, which Columbia owns through an unconsolidated joint venture.
[4] Reflects 49.7% of the construction loan secured by 799 Broadway, which Columbia owns through an unconsolidated joint venture.
[5] Reflects 51% of the mortgage note secured by the Market Square buildings, which Columbia owns through an unconsolidated joint venture.

10

SECTOR-LEADING SAME-STORE NOI GROWTH •14% • Strategic locations 2018 same-store 1 and renovations • 2.6 million SF NOI growth leased in our core • Best-in-class service markets 2017-2020 •8% and amenities 2019 same-store • 36% average NOI1 growth • Creative rent roll cash leasing management spreads •6% - 10% 2020 same-store NOI guidance 1Non-GAAP financial measure. See Appendix. 11

ENHANCING THE PLATFORM
ACQUISITION OF NORMANDY REAL ESTATE PARTNERS

- January 2020 acquisition included:
  - Operating platform
  - ~$3.7 million equity stake in Normandy's active funds, full GP position
- Former Normandy partners Jeff Gronning, Gavin Evans, Paul Teti and others joined Columbia's senior leadership team
- Former Normandy partner Finn Wentworth joined Columbia's Board of Directors



CONSTRUCTION
DEVELOPMENT
FUND MANAGEMENT
FINANCE & ACCOUNTING
JOINT VENTURE MANAGEMENT
ACQUISITIONS & DISPOSITIONS
PROPERTY MANAGEMENT
LEASING & ASSET MANAGEMENT

BENEFITS:

- **Expanded Team and Platform**
- **Enhanced Value Creation**
- **Capital Relationships**
- **Accretive Transaction**

12

A PROVEN APPROACH • Modernized buildings with architectural distinction • Strategic locations • Efficient floorplates • Attractive amenities • Exceptional service to tenants • Targeted capital investments 13

COVID-19 RESPONSE Providing for Tenant & Team Safety  Compliance with CDC and local guidelines  Enhanced cleaning/disinfection protocols  Property graphics to encourage social distancing and PPE use  Modified HVAC maintenance and operating procedures  Changes to visitor and delivery access controls  Extensive tenant communications campaign 14

COMMITMENT TO CORPORATE RESPONSIBILITY RESPONSIBLE BUILDING MANAGEMENT 75% 82% of portfolio of portfolio certified* LEED certified TRANSPARENT AND INVESTOR-CENTERED GOVERNANCE  Board composed of supermajority of independent directors  Annual elections for all directors  Executive pay aligned with performance  No legacy family issues among shareholder base or board  No tax protection agreements constraining strategic decisions ETHICAL & SOCIALLY-CONSCIOUS BUSINESS PRACTICES  Commitments detailed in Human Rights Policy and Vendor Code of Conduct, available on our company website  Company and its employees actively support charities and volunteer organizations in our markets All data is at 100% of all properties, including those held through joint venture partnerships. *Reflects certified properties and properties that have met certification criteria and are awaiting certification. LEED and the related logos are trademarks owned by the U.S. Green Building Council and are used with permission. Energy Star and the Energy Star mark are registered trademarks owned by the U.S. Environmental Protection Agency. These logos are used herein to identify Columbia buildings that have been awarded these designations. 15

CASE STUDIES 16

APPENDIX: Case Studies 315 PARK AVENUE SOUTH 332,000 sf NEW YORK Created a premier Midtown South office destination that commands premium rents • Acquired in 2015, with 17 of 20 floors vacant or rolling within two years at below market rents • Initiated a program of renovations and amenities to reposition as “best on Park Avenue South” • Achieved 301,000 SF of leasing to date, bringing property to 100% leased • Record rents for Park Avenue South corridor Return on Renovation Capital ($ in 000’s) Incremental NOI Capital ROI $2,600 $15,300 16.8% 17

80 M STREET 286,000 sf WASHINGTON, D.C. Increased NOI and achieved 94% leased through high-impact renovations • Former Class-B property leased to government contractors, with short-term leases and rates in low $40s • Launched building repositioning with transformative $3M lobby renovation ahead of major lease rollover • Rebranded property to compete with new construction and attract more creative tenant base • Increased rental rates by 20% while re-leasing 75% of building Return on Renovation Capital ($ in 000’s) Incremental NOI Capital ROI $640 $3,000 20.9% 18

221 MAIN STREET 380,000 sf SAN FRANCISCO Raised rents by 97% through targeted improvements and creative rent roll management • Acquired in 2014, with rents well below market, material vacancy, and over 30% roll within three years • Invested ~$7M in strategic renovations to appeal to fin-tech tenants • Created contiguous “vertical campus” through creative relocation and selective renewals • Reduced # of tenants by half while improving tenant quality and driving building to 100% leased • Took building from performance in-line with market, to now signing leases at 10% premium to market comps Performance Summary Stabilized Yield (mgmt.’s est.) 7.0% Value Creation @ 4.75% cap rate ~50% 19

799 BROADWAY Union Square and Greenwich Village NEW YORK Ground-up development of 12-story office building • Will contain 182,000 SF of boutique office space • Floor plates from 3,600 – 22,000 SF • 15’ ceilings, with floor-to-ceiling glass • Multiple private terraces and high-end amenities • Expected 2021 delivery • Partnering with Normandy Fund IV and NTT Planned building rendering Planned building rendering Construction progress (May 2020) 20

101 FRANKLIN STREET (F/K/A 250 CHURCH STREET) TriBeCa NEW YORK Complete re-development of 16-story office building • Will contain 235,000 SF of boutique office space Preliminary renovation renderings • Floor plates from 8,300 – 16,600 SF • Walkable, amenity-rich neighborhood • Limited supply of high-end office space in submarket • Partnering with Normandy Fund IV 101 Franklin 21

Renovation renderings TERMINAL WAREHOUSE West Chelsea NEW YORK Creating a signature boutique office, retail and events destination • 1.1MM SF of creative office and 75,000 SF of retail • 7 to 13 stories, with roof decks and cascading terraces • Overlooks Highlight Park and Hudson Yards complex • Targeting LEED Gold and Well certifications • Multiple joint venture partners 22

APPENDIX FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 www.columbia.reit ir@columbia.reit 23

COMPONENTS OF NET ASSET VALUE In-Place (in thousands) Q1 2020 Annualized Cash Net Operating Income1 $218,000 Construction in Progress – 799 Broadway, 101 Franklin, Terminal & 80 M (cost basis) 423,000 Normandy Acquisition2 100,000 Debt @ 3.31.20 (1,932,000) Working Capital (Net) @ 3.31.20 225,000 Planned Capital Expenditures3 (46,000) Additional Signed Leases Contractual Cash NOI – not yet Cash Paying but beginning by 12.31.204 19,000 Associated Leasing Capital (committed but not yet accrued)5 (74,000) Note: Table includes non-GAAP financial measures. See Appendix. 1Adjusted for non-recurring revenues and expenses and mid quarter leasing activity. 2Includes 3.26 million convertible preferred OP units with a liquidation preference of $26.50 and $13.5 million in cash 3Committed capital for building projects and leasing costs for leases that are currently “cash paying”. 4Includes incremental impact from leases that have not yet commenced or are in abatement as of 12/31/19 and begin paying cash by 12.31.20. 5Leasing costs for leases that are not yet “cash paying”. 24

EMBEDDED GROWTH FROM SIGNED LEASES1 CURRENTLY CASH RENT SF IN NOT YET COMMENCEMENT TENANT PROPERTY MARKET (000s) ABATEMENT COMMENCED YEAR WeWork 149 Madison Avenue NY 115 ✔ 2020 Triage Consulting 221 Main Street SF 462 ✔ 2020 DocuSign 221 Main Street SF 403 ✔ 2020 Company 3 218 West 18th Street NY 302 ✔ 2021 Ernst & Young 218 West 18th Street NY 272 ✔ 2021 Silversmith Capital 116 Huntington Boston 26 ✔ 2020 Pitchbook Data 315 Park Avenue South NY 17 ✔ 2020 JW Childs 116 Huntington Boston 10 ✔ 2020 NCC Group 650 California SF 8 ✔ 2020 Other abated leases 69 ✔ 2020 & 2021 Other leases not yet commenced 47 ✔ 2020 & 2021 Total Embedded NOI: Cash Rents beginning by 12.31.204 $9M $10M Total Embedded NOI: Cash Rents beginning beyond 20204 $-M $2M 1SF and NOI for joint ventures are reflected at CXP’s ownership interest. 2Lease renewal – only incremental income included here. 3Base rent reset on 40k sf of existing space in 2020. 4NOI is a non-GAAP financial measure. See Appendix. 25

DRAMATIC RENT ROLL-UPS DRIVING GROWTH NET CASH LEASING SPREADS1 OVER PRIOR LEASES 60% 52% 50% 40% 36% 31% 30% 20% 20% 19% 10% 9% 0% 2015 2016 2017 2018 2019 2020 YTD 1 Net rent of new signed leases over net rent of prior lease in the same space on existing properties. 26

UNCONSOLIDATED JOINT VENTURES • Increase scale in top markets through a University Circle capital efficient structure 799 Broadway • Current gross asset value of nearly $4B 114 Fifth Ave Market Square Joint Venture Ownership Interest Partner Property CXP Partners 55% 45% Allianz Real Estate University Circle, Silicon Valley 55% 45% Allianz Real Estate 333 Market Street, San Francisco 55% 45% Allianz Real Estate 1800 M Street, Washington, D.C. 49.5%* 49.5%* Allianz Real Estate 114 Fifth Avenue, New York 51% 49% Blackstone Market Square, Washington D.C. 49.7% 50.3% Normandy Fund IV & NTT 799 Broadway, New York 8.7% 91.3% Multiple Terminal Warehouse *L&L Holding Co. LLC holds a 1% ownership interest in 114 Fifth Avenue. 27

LEADERSHIP TEAM Nelson Mills Jim Fleming Jeff Gronning Gavin Evans Kevin Hoover President and CEO Executive VP and CFO Executive VP and CIO Executive VP – Executive VP – Portfolio Acquisitions Management David Cheikin David Dowdney Travis Feehan Wendy Gill Patrick Keeley Sr. VP – Asset Sr. VP – West Coast Sr. VP – New York Sr. VP – Chief Sr. VP – D.C. Region Management & Leasing Transactions Lead Accounting Officer Lead Stephen Smith Amy Tabb Paul Teti Steve Trapp Elka Wilson Sr. VP – Property Sr. VP – Business Sr. VP – Asset Sr. VP – Construction Sr. VP – Corporate Management Development Management & Leasing Operations 28

FORWARD-LOOKING STATEMENTS This presentation contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our guidance and underlying assumptions; expectations on timing of completion of announced acquisitions; expectations on occupancy rates and additional growth in same store net operating income; the impact of the COVID-19 pandemic on our results of operations; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date this presentation is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: risks affecting the real estate industry and the office sector, in particular (such as the inability to enter into new leases, dependence on tenants' financial condition, and competition from other owners of real estate); risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate market developments in our target markets; the risks of pandemics or other public health emergencies, including the continued spread and impact of, and the governmental and third-party response to, the recent COVID-19 outbreak; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements and similar governmental and private measures taken to combat the spread of COVID-19; risks relating to the use of debt to fund acquisitions; availability and terms of financing; the ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks relating to repositioning our portfolio; risks relating to reduced demand for, or over supply of, office space in our markets; risks relating to acquisition and disposition activities; the ability to successfully integrate our operations and employees in connection with the acquisition of Normandy Real Estate Management, LLC (“Normandy”); the ability to realize anticipated benefits and synergies of the acquisition of Normandy; amount of the costs, fees, expenses, and charges related to the acquisition of Normandy; risks associated with our ability to continue to qualify as a real estate investment trust (“REIT”); risks associated with possible cybersecurity attacks against us or any of our tenants; potential liability for uninsured losses and environmental contamination; potential adverse impact of market interest rates on the market price for our securities; and risks associated with our dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectations, see our Annual Report on Form 10-K for the year ended December 31, 2019, and subsequently filed periodic reports. The names, logos, and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. Unless otherwise noted, all data herein is as of March 31, 2020. 065-CORPPRES0520 29

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 3/31/20 Annualized Net Cash Provided by Operating Activities $ 16,147 $ 64,588 Straight line rental income 3,394 13,576 Depreciation of real estate assets (18,330) (73,320) Amortization of lease-related costs (5,330) (21,320) Income from unconsolidated joint venture 2,656 10,624 Distribution of earnings from unconsolidated joint ventures (6,996) (27,984) Gain on sale of real estate assets 13,344 53,376 Net loss attributable to non-controlling interest in the Operating Partnership (71) (284) Net loss attributable to non-controlling interest in consolidated joint venture 133 532 Other non-cash expenses (5,542) (22,168) Net changes in operating assets & liabilities 6,885 27,540 Net Income (loss) attributable to CXP stockholders $ 6,290 $ 25,160 Interest expense (net) 9,713 38,852 Income tax benefit (2,243) (8,972) Depreciation of real estate assets 18,330 73,320 Amortization of lease-related costs 6,721 26,884 Adjustments from unconsolidated joint venture 14,661 58,644 EBITDA $ 53,472 $ 213,888 Gain on sale of real estate assets (13,344) (53,376) EBITDAre $ 40,128 $ 160,512 Acquisition costs 12,081 48,324 Adjustments included in net loss attributable to non-controlling interest in the Operating Partnership 71 284 Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture (128) (512) Adjusted EBITDAre $ 52,152 $ 208,608 Definitions of the non-GAAP financial measures that Columbia presents, as well as a statement of the reasons why management believes these non-GAAP measures provide useful information to investors about the company’s financial condition and results of operations, can be found in the Q1 2020 Supplemental Information Package furnished by the Company as Exhibit 99.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 30, 2020. 30

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 3/31/20 Annualized Adjusted EBITDAre $ 52,152 $ 208,608 Management fee revenues (8,240) (32,960) Management fee revenues – unconsolidated (342) (1,368) General and administrative – corporate 9,424 37,696 Non-cash compensation expense – OP units 2,358 9,432 Management fee expense 6,945 27,780 Straight-line rental income (net) (3,275) (13,100) Above/below lease market amortization (net) (1,391) (5,564) Adjustments from unconsolidated joint ventures (1,280) (5,120) Net Operating Income (based on cash rents) $ 56,351 $ 225,404 NOI from Pittsburgh, Pasadena, 799 Broadway, 101 Franklin, Terminal Warehouse (1,445) (5,780) Adjustment for Non-Recurring Revenues / Expenses (422) (1,688) Net Operating Income (based on cash rents) – Adjusted $ 54,484 $ 217,936 31

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Twelve Months Ended 12/31/2018 12/31/2017 Net Income $ 9,491 $ 176,041 Interest expense (net) 56,477 58,187 Interest income from development authority bonds (6,871) (7,200) Income tax expense 37 (213) Depreciation 81,795 80,394 Amortization 32,554 32,403 Adjustments included in income (loss) from unconsolidated joint ventures 58,144 29,726 EBITDA $ 231,627 $ 369,338 Gain on sale of real estate assets - (175,518) Gain on sale of unconsolidated joint venture interests (762) - Impairment loss on real estate assets 30,812 - EBITDAre $ 261,677 $ 193,820 (Gain) loss on extinguishment of debt (23,340) 325 Adjusted EBITDAre $ 238,337 $ 194,145 Asset & property management fee income (7,384) (3,782) General and administrative - corporate 32,979 34,966 General and administrative - unconsolidated joint ventures 3,108 1,454 Straight line rental income (net) (25,984) (31,932) Above/below lease market amortization, net (3,152) (494) Adjustments included in income (loss) from unconsolidated joint ventures (6,303) 425 Net Operating Income (based on cash rents) $ 231,601 $ 194,782 Less Net Operating Income from: Acquisitions (2) (42,716) (10,223) Dispositions (3) (4) 385 (18,339) Same Store Net Operating Income (based on cash rents) (5) $ 146,705 $ 129,839 (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (2) Reflects activity for the following properties acquired since January 1, 2017, for all periods presented: Lindbergh Center (retail), 799 Broadway (49.7% share), 149 Madison Avenue, 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share). (3) Reflects activity for the following properties sold since January 1, 2017, for all periods presented: 222 East 41st Street, University Circle (45% share), 333 Market Street (45% share), Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, and 515 Post Oak. (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were owned for the entirety of the periods presented. 32

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Twelve Months Ended 12/31/2019 12/31/2018 Net income (loss) attributable to CXP stockholders $ 9,197 $ 9,491 Interest expense (net) 42,997 56,477 Interest income from development authority bonds - (6,871) Income tax expense 21 37 Depreciation 78,292 81,795 Amortization 27,908 32,554 Adjustments included in income (loss) from unconsolidated joint ventures 57,334 58,144 EBITDA $ 215,749 $ 231,627 Gain on sale of real estate assets (42,030) - Gain on sale of unconsolidated joint venture interests - (762) Impairment loss on real estate assets 43,941 30,812 EBITDAre $ 217,660 $ 261,677 (Gain) loss on extinguishment of debt - (23,340) Pre-acquisition costs 6,398 - Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture (126) - Adjusted EBITDAre $ 223,932 $ 238,337 Asset and property management fee income (7,544) (7,384) General and administrative - corporate 32,779 32,979 General and administrative - unconsolidated joint ventures 3,567 3,108 Straight line rental income (net) (12,395) (25,984) Above/below lease market amortization, net (4,362) (3,152) Adjustments included in income (loss) from unconsolidated joint ventures (4,230) (6,303) Net Operating Income (based on cash rents) $ 231,747 $ 231,601 Less Net Operating Income from: (261) 66 Acquisitions (2) Dispositions (3) (4) (20,682) (35,801) Same Store Net Operating Income (based on cash rents) (5) $ 210,804 $ 195,866 (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (2) Reflects activity for the following property acquired since January 1, 2018, for all periods presented: 799 Broadway (49.7% share), 101 Franklin (92.5% share), and 201 California Street. (3) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: Lindbergh Center, One & Three Glenlake, 222 East 41st Street, University Circle (22.5% share) and 333 Market Street (22.5% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were owned for the entirety of the periods presented. 33

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES As of Period End (in thousands) 3/31/20 Debt - Consolidated $ 1,651,000 Debt – Columbia's share in unconsolidated joint ventures 280,549 Cash – consolidated (292,814) Cash – Columbia's share in unconsolidated joint ventures (23,526) Net Debt $ 1,615,209 Total Real Estate Assets – Consolidated $ 2,709,067 Buildings and Improvements - accumulated depreciation – consolidated 298,089 Intangible lease assets - accumulated depreciation – consolidated 60,794 Intangible lease origination costs – consolidated 33,952 less: Intangible lease liabilities - consolidated (16,043) Gross Real Estate Assets - Consolidated $ 3,085,859 Gross Real Estate Assets – Columbia’s share of properties in unconsolidated joint ventures 1,536,863 Gross Real Estate Assets - Total $ 4,622,722 34